                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 13, 2001 included and incorporated by reference in NACCO Industries, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Pre-Effective Amendment No. 1 to Form S-3 filed on Form S-4 Registration Statement (No. 333-65134).

/s/Arthur Andersen LLP

Cleveland, Ohio,
November 12, 2001